UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 October 5, 2004
                                ----------------

                               NL Industries, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    New Jersey                     1-640                     13-5267260
-------------------         ------------------            -----------------
  (State or other               (Commission                 (IRS Employer
  jurisdiction of               File Number)                Identification
  incorporation)                                                 No.)

         5430 LBJ Freeway, Suite 1700, Dallas, Texas          75240-2697
  ----------------------------------------------------      --------------
          (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to  Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under  the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     Pursuant  to  a  Subscription  Agreement  (the  "Subscription   Agreement")
executed on October 5, 2004 but effective as of October 1, 2004, among NL Industries, Inc., a New Jersey corporation ("NL"), TIMET Finance Management Company, a Delaware corporation ("TFMC"), and CompX Group, Inc., a newly formed Delaware corporation ("CGI"), NL and TFMC initially capitalized CGI by each contributing to CGI effective October 1, 2004 the following shares (the "CompX Shares") of either class A or class B common stock, par value $0.01 per share, of CompX International Inc., a Delaware corporation ("CompX"), and receiving in return for such initial capitalization of CGI the following shares of the common stock, par value $0.01 per share of CGI (the "CGI Shares").

                                                                       CGI
                                   Shares           Shares        Shares Issued
                                  of CompX         of CompX        to such CGI
                                   Class A          Class B       Stockholder in
                                Common Stock     Common Stock   Exchange for the
            CGI                  Contributed      Contributed      CompX Shares
        Stockholder                to CGI           to CGI         Contributed
      ---------------          ---------------  ---------------  ---------------
NL.........................         374,000        10,000,000       10,374.00
TFMC.......................       2,212,820                 0        2,212.82

     As a result of the initial contribution, NL and TFMC became the sole CGI stockholders and record holders of 82.4% and 17.6% of the outstanding common stock of CGI, respectively.

     Pursuant to the Subscription Agreement, CGI agreed that it would not sell any of the CompX Shares contributed to CGI by TFMC (as such number of CompX Shares may be adjusted from time to time pursuant to stock splits of, stock dividends on, or recapitalizations of, such CompX Shares) pursuant to the Subscription Agreement without the express written consent of TFMC. In addition, in accordance with the Subscription Agreement, the parties entered into a Voting Agreement executed on October 5, 2004 but effective as of October 1, 2004 (the "Voting Agreement").

     The terms of the Voting Agreement provide that:

     (1) NL will vote all of its CGI Shares to elect as a director of CGI one person designated in writing by TFMC;

     (2) The initial person designated by TFMC to be elected a director of CGI would be J. Landis Martin; and

     (3) The CGI board of directors would be comprised of five persons and each CGI stockholder would take or cause to be taken all action to:

          (i) require that the certificate of incorporation and bylaws of CGI provides for a board of directors of five persons; and

          (ii) ensure at all times that the certificate of incorporation and bylaws of CGI would not at any time be inconsistent with the provisions of the Voting Agreement.

     Pursuant to CGI's certificate of incorporation (the "Certificate of Incorporation"), upon the written request of a CGI stockholder, CGI is obligated to redeem such number of the stockholder's shares of CGI common stock that the stockholder requests. The CGI stockholder is also entitled to elect to receive as part of the redemption price such number of shares of the CompX class A or class B common stock, the stockholder or its predecessor holders or assigns contributed to CGI that is equal to the product of 1,000 (equitably adjusted for any applicable stock splits of, stock dividends on, or recapitalizations of, CompX common stock) and the number of shares to be redeemed. CGI's board of directors is then obligated to determine in good faith and in its best business judgment the redemption price. Pursuant to the Certificate of Incorporation, in determining the redemption price, the board of directors shall value each share of CompX common stock held by CGI (both the CompX class A and class B shares of common stock) at the volume weighted average sales price of a share of CompX class A common stock as reported on the New York Stock Exchange composite transactions reporting system for the ten trading days ending on the day CGI receives the redemption request.

     With the initial capitalization of CGI, NL and CompX became eligible to file consolidated returns of federal income taxes with Contran Corporation, a Delaware corporation and the parent of NL and CompX ("Contran"). Concurrently with the initial capitalization of CGI, CompX, NL and Contran entered into a Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 (the "Tax Agreement"). The Tax Agreement provides that NL and its qualifying subsidiaries, including CompX, compute provisions for U.S. income taxes on a separate-company basis using the tax elections made by Contran. Pursuant to the Tax Sharing Agreement and using the tax elections made by Contran, CompX will make payments to, or receive payments from NL, in amounts it would have paid to or received from the U.S. Internal Revenue Service had it not been a member of NL's consolidated tax group but instead was a separate taxpayer. Refunds to CompX are generally limited to amounts previously paid under the Tax Sharing Agreement.

     The descriptions of the Subscription Agreement, the Voting Agreement, the Certificate of Incorporation and the Tax Agreement in this report are qualified in their entirety by the terms of the actual documents filed as Exhibits 99.1 through 99.4 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

    Item No.   Exhibit Index
    ---------  ----------------------------------------
    99.1       Subscription Agreement executed on October 5, 2004  but effective as of October 1, 2004 among NL  Industries,  Inc.,  TIMET Finance
               Management  Company and CompX Group, Inc. Not all of the exhibits
               to  this  Exhibit  99.1  have  been  filed;  upon  request,   the
               registrant  will furnish  supplementally  to the  Securities  and
               Exchange Commission a copy of the omitted exhibits.

    99.2       Voting  Agreement  executed on October 5, 2004 but   effective as
               of October  1, 2004  among NL  Industries,  Inc.,  TIMET  Finance
               Management Company and CompX Group, Inc.

    99.3       Certificate of Incorporation of CompX Group, Inc.

    99.4 Tax Agreement executed on October 5, 2004 but effective as of October 1, 2004 among NL Industries, Inc., Contran Corporation and CompX International Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NL Industries, Inc.
                               (Registrant)




                               By: /s/ Gregory M. Swalwell
                                   ----------------------------
                                   Gregory M. Swalwell
                                   Vice President, Finance and
                                   Chief Financial Officer



Date:  October 8, 2004

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   --------------------------------------------------
99.1          Subscription  Agreement executed on October 5, 2004  but effective as of October 1, 2004 among NL  Industries,  Inc.,  TIMET  Finance
              Management  Company and CompX Group,  Inc. Not all of the exhibits to this Exhibit 99.1 have been filed; upon request, the registrant
              will  furnish   supplementally  to  the  Securities  and  Exchange
              Commission a copy of the omitted exhibits.

99.2          Voting Agreement executed on October 5, 2004  but effective as of
              October  1,  2004  among  NL  Industries,   Inc.,   TIMET  Finance
              Management Company and CompX Group, Inc.

99.3          Certificate of Incorporation of CompX Group, Inc.

99.4          Tax  Agreement  dated as of  October  1, 2004 among NL Industries,
              Inc., Contran Corporation and CompX International Inc.